UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2011

SI FINANCIAL GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-169302	80-0643149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

803 Main Street, Willimantic, Connecticut 06226
(Address of principal executive offices) (Zip Code)

(860) 423-4581
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On January 12, 2011, SI Financial Group, Inc., a Maryland corporation (the “Company”), completed the “second step” conversion of Savings Institute Bank and Trust Company (the “Bank”) from the mutual holding company to the stock holding company form of organization (the “Conversion”) pursuant to a Plan of Conversion and Reorganization (the “Plan”).  Upon completion of the Conversion, the Company became the holding company for the Bank and acquired ownership all of the issued and outstanding shares of the Bank’s common stock.  In connection with the Conversion, 6,544,493 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) were sold in subscription and community offerings to certain depositors and borrowers of the Bank and other investors for $8.00 per share, or $52.4 million in the aggregate (collectively, the “Offerings”).  In addition and in accordance with the Plan, approximately 4,032,974 additional shares of Common Stock (without taking into consideration cash issued in lieu of fractional shares) were issued in exchange for the outstanding shares of common stock of SI Financial Group, Inc. (“SI Financial-Federal”), the former federally-chartered mid-tier holding company for the Bank, held by persons other than SI Bancorp, MHC.  Each share of common stock of SI Financial-Federal was converted into the right to receive 0.8981 shares of Common Stock in the Conversion.

The Common Stock issued in the Offerings and the Conversion was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File No. 333-169302) filed initially with the Securities and Exchange Commission (“SEC”) on September 9, 2010, as amended, and declared effective by the SEC on November 10, 2010 (the “Form S-1”).

The Common Stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act as a result of the Company becoming the successor to SI Financial-Federal in connection with the Conversion.  The description of the Common Stock set forth under the heading “Description of New SI Financial Group Capital Stock” in the prospectus included in the Form S-1 is incorporated herein by reference.

For additional information, reference is made to the Company’s press release, dated January 12, 2011, included as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Number                         Description

99.1                                Press Release dated January 12, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 13, 2011	By:	/s/ Brian J. Hull
Brian J. Hull
Executive Vice President, Chief Financial Officer and Treasurer